Sub-Item 77M: Mergers.

The Board of Trustees and shareholders approved the following reorganizations pursuant to which the assets of each of the funds listed below under "Target Fund"
(each, a "Target Fund") would be acquired, and its liabilities would be assumed, by the corresponding fund listed below under "Destination Fund and Share
Classes" (each, a "Destination Fund") in exchange for shares of the applicable Destination Fund. The Target
Funds would then be liquidated, and shares of the Destination Funds would be distributed to the applicable Target Fund investors.

The following reorganizations took place on March 10, 2017:

Target Fund             	      Destination Fund
				      and Share Classes

Transamerica Partners 		      Transamerica
International Equity                  International Equity
   				         Class R

Transamerica Partners Institutional   Transamerica
International Equity                  International Equity
		                         Class R4

Transamerica Partners International   Transamerica
Equity Portfolio                      International Equity
                                         Class I3



Transamerica Partners 		      Transamerica
Small Core          		      Small Cap Core
  				         Class R

Transamerica Partners Institutional   Transamerica
Small Core			      Small Cap Core
  				         Class R4

Transamerica Partners Small Core      Transamerica
Portfolio                             Small Cap Core
  					 Class I3



Transamerica Partners		      Transamerica
Small Growth 			      Small Cap Growth
  					 Class R

Transamerica Partners Institutional   Transamerica
Small Growth			      Small Cap Growth
  					 Class R4

Transamerica Partners Small Growth    Transamerica
Portfolio   			      Small Cap Growth
   					 Class I3



Transamerica Partners 		      Transamerica
Mid Growth 			      Mid Cap Growth
  					 Class R

Transamerica Partners Institutional   Transamerica
Mid Growth			      Mid Cap Growth
   					 Class R4

Transamerica Partners Mid Growth      Transamerica
Portfolio   			      Mid Cap Growth
   					 Class I3



Transamerica Partners                 Transamerica
Large Core 			      Large Core
  					 Class R

Transamerica Partners Institutional   Transamerica
Large Core			      Large Core
 				         Class R4

Transamerica Partners Large Core      Transamerica
Portfolio			      Large Core
   					 Class I3



Transamerica Partners 		      Transamerica
Large Growth 			      Large Growth
  					 Class R

Transamerica Partners Institutional   Transamerica
Large Growth			      Large Growth
  				         Class R4

Transamerica Partners Large Growth    Transamerica
Portfolio			      Large Growth
   					 Class I3


The following reorganizations took place on March 24, 2017:

Target Fund			      Destination Fund
				      and Share Classes

Transamerica Partners                 Transamerica
High Yield Bond 		      High Yield Bond
   					 Class R

Transamerica Partners Institutional   Transamerica
High Yield Bond			      High Yield Bond
   					 Class R4

Transamerica Partners High Yield      Transamerica
Bond Portfolio			      High Yield Bond
   					 Class I3



Transamerica Partners                 Transamerica
Core Bond  			      Intermediate Bond
   					 Class R

Transamerica Partners Institutional   Transamerica
Core Bond			      Intermediate Bond
				         Class R4

Transamerica Partners Core            Transamerica
Bond Portfolio                        Intermediate Bond
   					 Class I3



Transamerica Partners                 Transamerica Mid Cap
Mid Value                             Value Opportunities
  					 Class R

Transamerica Partners Institutional   Transamerica Mid Cap
Mid Value			      Value Opportunities
  					 Class R4

Transamerica Partners Mid             Transamerica Mid Cap
Value Portfolio   		      Value Opportunities
  					 Class I3


The following reorganizations took place on April 21, 2017:

Target Fund		              Destination Fund
				      and Share Classes

Transamerica Partners                 Transamerica
Small Value                           Small Cap Value
 					 Class R

Transamerica Partners Institutional   Transamerica
Small Value			      Small Cap Value
                                         Class R4

Transamerica Partners Small           Transamerica
Value Portfolio   		      Small Cap Value
   			                 Class I3



Transamerica Partners                 Transamerica
High Quality Bond 		      High Quality Bond
   					 Class R

Transamerica Partners Institutional   Transamerica
High Quality Bond		      High Quality Bond
   					 Class R4

Transamerica Partners High Quality    Transamerica
Bond Portfolio			      High Quality Bond
   					 Class I3



Transamerica Partners                 Transamerica
Inflation-Protected Securities 	      Inflation-Protected
				      Securities
   					 Class R

Transamerica Partners Institutional   Transamerica
Inflation-Protected Securities        Inflation-Protected
				      Securities
                                         Class R4

Transamerica Partners                 Transamerica
Inflation-Protected Securities        Inflation-Protected
Portfolio                             Securities
                                         Class I3



Transamerica Partners                 Transamerica
Stock Index 			      Stock Index
   					 Class R

Transamerica Partners Institutional   Transamerica
Stock Index			      Stock Index
   					 Class R4